UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 8, 2024

BioCorRx Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54208	90-0967447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2390 East Orangewood Avenue, Suite 570

Anaheim, CA 92806

(Address of principal executive offices) (Zip Code)

(714) 462-4880

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On July 8, 2024, the Board of Directors of BioCorRx Inc. (the “Company” or “Registrant”) dismissed Marcum LLP (the “Former Accountant”) as the Registrant’s independent registered public accounting firm. On July 8, 2024, the Board of Directors approved the engagement of M&K CPAS, PLLC (the “New Accountant”) to serve as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The Former Accountant's reports on the financial statements of the Company for the years ended December 31, 2023 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the period of the Former Accountant’s engagement and the interim period through July 8, 2024, there have been no disagreements with the Former Accountant (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference thereto in their report on financial statements for any period.

During the period of the Former Accountant’s engagement and through July 8, 2024, there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

The Registrant requested that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 hereto.

During the fiscal years ended December 31, 2023 and December 31, 2022, and the interim period through July 8, 2024, neither the Registrant nor anyone on its behalf has consulted with the New Accountant regarding either:

•

The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

•	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Marcum LLP to the Securities and Exchange Commission regarding Statements included in this Form 8-K.
104	Cover Page Interactive Data File (formatted as inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BioCorRx Inc.

Date: July 10, 2024	By:	/s/ Lourdes Felix
Lourdes Felix
Chief Executive Officer

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